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                                                                   Exhibit 10.4


            1997 BONUS PLAN REPLACEMNT - MILLENNIUM STOCK OPTION PLAN

PRIMARY FEATURES:

o        Voluntary replacement program, any employee may stay with existing
         Bonus Plan

o Establishes a viable Long Term shareholder value linked performance incentive Plan for all employees and employees yet to come

o Does not replace annual Short Term merit based performance incentive cash bonus plan

o        Modeled after Matador's existing Stock Option Plan except for SAR's

         - Vesting 20% at inception, 20% per year thereafter
         - Ten year period to Option expiration
         - Excludes SAR provision (Runway Plan requires we are public)
         - 100% vested at retirement (age 65) or change in control
         - Expandable via adding new Option allocations in subsequent years

o        Partial Cash payment when $50/share valuation threshold is met

o        Number of Options tied by formula to base salary amount

SPECIFIC FEATURES:

o Cash payment equal to 25% of Base Salary upon satisfaction of $50/share value threshold, no deadline for threshold achievement

o 250 Options per $10,000 in salary for Runway participants electing to convert

o        100 - 200 Options per $10,000 in salary for Non-Runway participants